Exhibit 99.1

FOR IMMEDIATE RELEASE
August 2, 2010	Analyst Contact: Britta Carlson, (702) 402-5624
Media Contact: Karl Walquist, (775) 834-3891
NV Energy, Inc., Reports Second Quarter Earnings
Las Vegas — NV Energy, Inc. (NYSE: NVE) today announced consolidated net income of $36.9 million, or 16 cents per share, for the quarter ended June 30, 2010, compared with consolidated net income of $18.4 million, or 8 cents per share, for the same period in 2009.
For the first six-months, NV Energy earned $35.2 million or 15 cents per share in 2010 compared with a net loss of $3.9 million or 2 cents per share for the same period in 2009.
“We are very pleased with the results we achieved in this year’s second quarter,” Michael Yackira, president and chief executive officer of NV Energy, said. “While the increase was largely a result of higher income associated with investment in generating facilities, it was also due to cost discipline throughout the company.”
Webcast Scheduled for 7 a.m. PDT today, Monday, August 2, 2010
Senior management of NV Energy will review the company’s 2010 second quarter financial results and other matters during a conference call and live webcast today, Monday, August 2, at 7 a.m. Pacific Daylight Time.
The webcast will be accessible on the NV Energy website:
www.nvenergy.com.
An archived version of the webcast will remain on the NV Energy website for approximately one month following the live webcast. To listen to a recording of the call by telephone, call (800) 475-6701, and international callers should dial (320) 365-3844. Use the conference call access code, 163910, to listen to the recording.
Headquartered in Las Vegas, NV Energy, Inc. is a holding company whose principal subsidiaries, Nevada Power Company and Sierra Pacific Power Company, are doing business as NV Energy. Serving a 54,500-square-mile service territory that stretches north to south from Elko to Laughlin, NV Energy provides a wide range of energy services and products to approximately 2.4 million citizens of Nevada as well as approximately 40 million tourists annually.
This press release may contain forward-looking statements regarding the future performance of NV Energy, Inc. and its subsidiaries, Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations. These risks and uncertainties
P.O. BOX 98910, LAS VEGAS, NEVADA 89151-0001     6226 WEST SAHARA AVENUE, LAS VEGAS, NEVADA 89146
P.O. BOX 30150, RENO, NEVADA 89520-3150     6100 NEIL ROAD, RENO, NEVADA 89511 nvenergy.com

include, but are not limited to, NV Energy Inc.’s ability to maintain access to the capital markets, NV Energy Inc.’s ability to receive dividends from its subsidiaries, the financial performance of NV Energy Inc.’s subsidiaries, particularly Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, and the discretion of NV Energy Inc.’s Board of Directors with respect to the payment of future dividends based on its periodic review of factors that ordinarily affect dividend policy, such as current and prospective financial condition, earnings and liquidity, prospective business conditions, regulatory factors, and dividend restrictions in NV Energy Inc.’s and its subsidiaries’ financing agreements. For Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, these risks and uncertainties include, but are not limited to, future economic conditions both nationally and regionally, changes in the rate of industrial, commercial and residential growth in their service territories, their ability to procure sufficient renewable energy sources in each compliance year to satisfy the Nevada Renewable Energy Portfolio Standard, changes in environmental laws and regulations, construction risks, their ability to maintain access to the capital markets for general corporate purposes and to finance construction projects, employee workforce factors, including changes in and renewals of collective bargaining agreements, strikes or work stoppages, unseasonable weather, drought, threat of wildfire and other natural phenomena, their ability to purchase sufficient fuel, natural gas and power to meet their power demands and natural gas demands for Sierra Pacific Power Company d/b/a NV Energy, financial and wholesale market conditions, and unfavorable rulings in their pending and future regulatory filings. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of NV Energy, Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy are contained in their quarterly reports on Form 10-Q for the quarter ended March 31, 2010, and their Annual Reports on Form 10-K as amended by Form 10-K/A for the year ended December 31, 2009, each filed with the SEC. NV Energy Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

NV ENERGY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009

OPERATING REVENUES	$785,361	$838,641	$1,502,330	$1,593,908

OPERATING EXPENSES:
Fuel for power generation	181,662	204,285	403,281	434,389
Purchased power	165,321	194,970	272,684	320,357
Gas purchased for resale	25,154	19,916	90,713	90,188
Deferred energy	54,933	93,577	72,499	139,212
Other operating expenses	104,066	109,886	213,172	224,563
Maintenance	28,860	27,632	54,589	62,032
Depreciation and amortization	84,696	80,323	165,644	158,371
Taxes other than income	15,939	13,753	32,112	28,400

Total Operating Expenses	660,631	744,342	1,304,694	1,457,512

OPERATING INCOME	124,730	94,299	197,636	136,396

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $5,926, $7,022, $10,864 and $12,168)	(80,772)	(83,559)	(160,836)	(166,192)
Interest income (expense) on regulatory items	(2,997)	(254)	(5,068)	926
AFUDC-equity	7,138	8,548	13,091	14,766
Other income	15,401	18,402	21,278	23,460
Other expense	(9,659)	(9,460)	(12,725)	(15,038)

Total Other Income (Expense)	(70,889)	(66,323)	(144,260)	(142,078)

Income (Loss) Before Income Tax Expense	53,841	27,976	53,376	(5,682)

Income tax expense (benefit)	16,895	9,593	18,151	(1,821)

NET INCOME (LOSS)	$36,946	$18,383	$35,225	$(3,861)

Amount per share basic and diluted — (Note 9)
Net income (loss) per share basic and diluted	$0.16	$0.08	$0.15	$(0.02)

Weighted Average Shares of Common Stock Outstanding — basic	234,995,083	234,474,727	234,927,239	234,403,282

Weighted Average Shares of Common Stock Outstanding — diluted	236,134,449	235,089,193	235,965,452	234,403,282

Dividends Declared Per Share of Common Stock	$0.11	$0.10	$0.22	$0.20

NEVADA POWER COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009

OPERATING REVENUES	$540,799	$575,769	$967,759	$1,012,298

OPERATING EXPENSES:
Fuel for power generation	132,067	140,333	288,182	294,395
Purchased power	124,740	165,292	195,967	253,498
Deferred energy	39,960	59,809	59,423	97,999
Other operating expenses	64,696	68,057	132,576	138,250
Maintenance	18,219	18,732	35,238	46,266
Depreciation and amortization	57,654	53,510	112,755	105,873
Taxes other than income	9,793	8,361	19,819	17,424

Total Operating Expenses	447,129	514,094	843,960	953,705

OPERATING INCOME (LOSS)	93,670	61,675	123,799	58,593

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $5,444, $6,106, $9,976 and $10,668)	(53,996)	(57,137)	(107,352)	(112,180)
Interest income (expense) on regulatory items	(777)	790	(808)	2,643
AFUDC-equity	6,398	7,552	11,760	13,173
Other income	2,659	12,608	5,242	14,950
Other expense	(5,172)	(7,591)	(6,304)	(10,798)

Total Other Income (Expense)	(50,888)	(43,778)	(97,462)	(92,212)

Income (Loss) Before Income Tax Expense	42,782	17,897	26,337	(33,619)

Income tax expense (benefit)	12,998	5,396	8,879	(10,969)

NET INCOME (LOSS)	$29,784	$12,501	$17,458	$(22,650)

SIERRA PACIFIC POWER COMPANY
CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
OPERATING REVENUES:
Electric	$204,151	$230,914	$414,132	$468,652
Gas	40,405	31,948	120,425	112,941

Total Operating Revenues	244,556	262,862	534,557	581,593

OPERATING EXPENSES:
Fuel for power generation	49,595	63,952	115,099	139,994
Purchased power	40,581	29,678	76,717	66,859
Gas purchased for resale	25,154	19,916	90,713	90,188
Deferral of energy — electric	8,725	29,780	7,225	41,576
Deferral of energy — gas	6,248	3,988	5,851	(363)
Other operating expenses	38,288	40,890	78,960	84,905
Maintenance	10,641	8,900	19,351	15,766
Depreciation and amortization	27,042	26,813	52,889	52,498
Taxes other than income	6,098	5,360	12,164	10,884

Total Operating Expenses	212,372	229,277	458,969	502,307

OPERATING INCOME	32,184	33,585	75,588	79,286

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $482, $916, $888 and $1,500)	(17,113)	(16,759)	(34,158)	(34,686)
Interest income (expense) on regulatory items	(2,220)	(1,044)	(4,260)	(1,717)
AFUDC-equity	740	996	1,331	1,593
Other income	10,142	5,792	11,897	8,507
Other expense	(4,401)	(1,797)	(6,270)	(3,788)

Total Other Income (Expense)	(12,852)	(12,812)	(31,460)	(30,091)

Income Before Income Tax Expense	19,332	20,773	44,128	49,195

Income tax expense	8,017	5,969	15,693	15,255

NET INCOME	$11,315	$14,804	$28,435	$33,940

Gross margin is presented by Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy in order to provide information by segment that management believes aids the reader in determining how profitable the electric and gas business is at the most fundamental level. Gross margin, which is a “non-GAAP financial measure” as defined in accordance with SEC rules, provides a measure of income available to support the other operating expenses of the business and is utilized by management in its analysis of its business.
Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy believe presenting gross margin allows the reader to assess the impact of regulatory treatment and their overall regulatory environment on a consistent basis. Gross margin, as a percentage of revenue, is primarily impacted by the fluctuations in regulated electric and natural gas supply costs versus the fixed rates collected from customers. While these fluctuating costs impact gross margin as a percentage of revenue, they only impact gross margin amounts if the costs cannot be passed through to customers. Gross margin, which Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy calculate as operating revenues less energy costs, provides a measure of income available to support the other operating expenses. Gross margin changes based on such factors as general base rate adjustments (which are required to be filed by statute every three years) and reflect Nevada Power Company and Sierra Pacific Power Company’s both d/b/a NV Energy strategy to increase internal power generation versus purchased power, which generates no gross margin. Reconciliations between GAAP operating revenues and gross margin are provided in tables herein. These non-GAAP measures should not be considered as substitutes for the GAAP measures.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Gross Margin
(Dollars in Thousands)
(Unaudited)
Nevada Power Company

	Three Months Ended June 30,			Six Months Ended June 30,
			Change			Change
			from			from
			Prior			Prior
	2010	2009	Year %	2010	2009	Year %
Operating Revenues	$540,799	$575,769	-6.1%	$967,759	$1,012,298	-4.4%

Energy Costs:
Fuel for power generation	132,067	140,333		288,182	294,395
Purchased power	124,740	165,292		195,967	253,498
Deferred energy	39,960	59,809		59,423	97,999

	$296,767	$365,434	-18.8%	$543,572	$645,892	-15.8%

Gross Margin	$244,032	$210,335	16.0%	$424,187	$366,406	15.8%

Other operating expenses	64,696	68,057		132,576	138,250
Maintenance	18,219	18,732		35,238	46,266
Depreciation and amortization	57,654	53,510		112,755	105,873
Taxes other than income	9,793	8,361		19,819	17,424

Operating Income	$93,670	$61,675	-51.9%	$123,799	$58,593	-111.3%

Sierra Pacific Power Company

	Three Months Ended June 30,			Six Months Ended June 30,
			Change			Change
			from			from
			Prior			Prior
	2010	2009	Year %	2010	2009	Year %
Operating Revenues:
Electric	$204,151	$230,914		$414,132	$468,652
Gas	40,405	31,948		120,425	112,941

	$244,556	$262,862	-7.0%	$534,557	$581,593	-8.1%

Energy Costs:
Fuel for power generation	49,595	63,952		115,099	139,994
Purchased power	40,581	29,678		76,717	66,859
Gas purchased for resale	25,154	19,916		90,713	90,188
Deferred energy — electric	8,725	29,780		7,225	41,576
Deferred energy — gas	6,248	3,988		5,851	(363)

	$130,303	$147,314	-11.5%	$295,605	$338,254	-12.6%

Gross Margin	$114,253	$115,548	-1.1%	$238,952	$243,339	-1.8%

Other operating expenses	38,288	40,890		78,960	84,905
Maintenance	10,641	8,900		19,351	15,766
Depreciation and amortization	27,042	26,813		52,889	52,498
Taxes other than income	6,098	5,360		12,164	10,884

Operating Income	$32,184	$33,585	-4.2%	$75,588	$79,286	-4.7%

Summary of Selected Operating Statistics
Nevada Power Company
Operating Revenues
(dollars in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
			Change				Change
			from	Avg.			from
			Prior	Change in			Prior
	2010	2009	Year %	customers	2010	2009	Year %
Operating Revenues:
Residential	$242,295	$263,556	-8.1%	0.2%	$438,888	$454,926	-3.5%
Commercial	113,806	120,297	-5.4%	0.5%	208,075	217,091	-4.2%
Industrial	168,747	171,895	-1.8%	-0.2%	288,395	299,934	-3.8%

Retail revenues	524,848	555,748	-5.6%		935,358	971,951	-3.8%
Other	15,951	20,021	-20.3%		32,401	40,347	-19.7%

Total Operating Revenues	$540,799	$575,769	-6.1%		$967,759	$1,012,298	-4.4%

Retail sales in thousands of MWhs	4,960	5,309	-6.6%		9,047	9,429	-4.1%
Sierra Pacific Power Company
Operating Revenues
(dollars in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
			Change				Change
			from	Avg.			from
			Prior	Change in			Prior
	2010	2009	Year %	customers	2010	2009	Year %
Electric Operating Revenues:
Residential	$70,363	$75,908	-7.3%	0.2%	$153,522	$169,693	-9.5%
Commercial	81,643	98,066	-16.7%	0.3%	158,618	188,504	-15.9%
Industrial	44,830	49,277	-9.0%	-1.7%	87,462	95,344	-8.3%

Retail revenues	196,836	223,251	-11.8%		399,602	453,541	-11.9%
Other	7,315	7,663	-4.5%		14,530	15,111	-3.8%

Total Revenues	$204,151	$230,914	-11.6%		$414,132	$468,652	-11.6%

Retail sales in thousands of MWhs	1,923	1,942	-1.0%		3,883	3,922	-1.0%

	Three Months Ended June 30,				Six Months Ended June 30,
			Change				Change
			from	Avg.			from
			Prior	Change in			Prior
	2010	2009	Year %	customers	2010	2009	Year %
Gas Operating Revenues:
Residential	$20,382	$17,788	14.6%		$62,745	$63,670	-1.5%
Commercial	8,916	8,439	5.7%		29,397	30,279	-2.9%
Industrial	3,505	3,733	-6.1%		9,444	9,625	-1.9%

Retail revenues	32,803	29,960	9.5%	0.7%	101,586	103,574	-1.9%
Wholesale revenue	7,007	1,426	391.4%		17,569	8,160	115.3%
Miscellaneous	595	562	5.9%		1,270	1,207	5.2%

Total Revenues	$40,405	$31,948	26.5%		$120,425	$112,941	6.6%

Retail sales in thousands of decatherms	2,852	2,260	26.2%		8,836	8,366	5.6%

Financial Highlights
(Dollars in Thousands)
(Unaudited)
NV Energy, Inc

	June 30, 2010		June 30, 2009
Capital Structure
Current maturities of long-term debt	$357,163	4.1%	$9,085	0.1%
Long-term debt	5,242,442	59.5%	5,571,799	64.3%

Total debt	$5,599,605	63.6%	$5,580,884	64.4%
Total shareholders’ equity	3,210,763	36.4%	3,083,773	35.6%

Total capitalization (including current maturities of long-term debt)	$8,810,368	100.0%	$8,664,657	100.0%

Nevada Power Company

	June 30, 2010		June 30, 2009
Capital Structure
Current maturities of long-term debt	$357,163	5.5%	$9,085	0.1%
Long-term debt	3,475,347	53.9%	3,712,016	59.3%

Total debt	$3,832,510	59.4%	$3,721,101	59.4%
Total shareholders’ equity	2,614,530	40.6%	2,542,948	40.6%

Total capitalization (including current maturities of long-term debt)	$6,447,040	100.0%	$6,264,049	100.0%

Sierra Pacific Power Company

	June 30, 2010		June 30, 2009
Capital Structure
Current maturities of long-term debt	$—	0.0%	$—	0.0%
Long-term debt	1,281,500	55.9%	1,373,992	58.6%

Total debt	$1,281,500	55.9%	$1,373,992	58.6%
Total shareholders’ equity	1,012,710	44.1%	970,218	41.4%

Total capitalization (including current maturities of long-term debt)	$2,294,210	100.0%	$2,344,210	100.0%

NVE Available Liquidity as of June 30, 2010 (dollars in millions)	NVE	NPC	SPPC
Cash and Cash Equivalents	$17.5	$46.9	$67.0
Balance available on Revolving Credit Facilities	N/A	310.3	233.9
— Less reduction for hedging obligations	N/A	(65.8)	(21.4)

	$17.5	$291.4	$279.5